EXHIBIT 99.1

PureCycle to Participate in 38th Annual ROTH Conference

Orlando, Fla. – March 20, 2026 - PureCycle Technologies, Inc. (Nasdaq: PCT), a U.S.-based company revolutionizing plastic recycling, announced that PureCycle CEO Dustin Olson will join Gerry Sweeney from ROTH Capital Partners for a fireside chat as part of the 38thAnnual ROTH Conference. Olson’s discussion will take place on Monday, March 23, 2026 at 12:00 p.m. EDT and streamed live online. Olson will be sharing information regarding the Company’s global expansion plans and additional updates on PureCycle.

The Annual ROTH Conference is one of the largest in the nation for small-cap companies. ROTH combines company presentations, Q&A sessions and management 1-on-1 meetings. The ROTH research team identifies distinguished presenting companies across broad sectors, including consumer, energy, healthcare, industrial growth, metals & mining, sustainability, services, technology and more.

Webcast Link: PureCycle at 38th Annual ROTH Conference

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PureCycle Contact

Christian Bruey

cbruey@purecycle.com

Investor Relations Contact

Eric DeNatale

edenatale@purecycle.com

About PureCycle Technologies

PureCycle Technologies LLC., a subsidiary of PureCycle Technologies, Inc., holds a global license for the only patented dissolution recycling technology, developed by The Procter & Gamble Company (P&G), that is designed to transform polypropylene plastic waste (designated as #5 plastic) into a continuously renewable resource. The unique purification process removes color, odor, and other impurities from #5 plastic waste resulting in our PureFive™ resin that can be recycled and reused multiple times, changing our relationship with plastic. www.purecycle.com

Forward-Looking Statements

This press release contains forward-looking statements, including statements about the continued execution of PureCycle’s business plan, the expected results of tests and trials, the expected timing of commercial sales, and planned future updates. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements generally relate to future events or PureCycle’s future financial or operating performance and may refer to projections and forecasts. Forward-looking statements are often identified by future or conditional words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of PureCycle’s management and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this press release. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in each of PureCycle’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and PureCycle’s Quarterly Reports on Form 10-Q for various quarterly periods, those discussed and identified in other public filings made with the Securities and Exchange Commission by PureCycle and the following: PCTs’ ability to obtain funding for our operations, future capital requirements and future growth, and to continue as a going concern; PCT’s ability to meet, continue to meet, and comply on an ongoing basis with, the numerous regulatory requirements applicable to our PureFive® resin (as defined below) both generally and in food-grade applications and, more broadly, the operations of our facilities (including in the United States, Europe, Asia and other future international locations); expectations and changes regarding PCT’s strategies and future financial performance, including future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and our ability to invest in growth initiatives, which could be impacted by significant changes to tariffs on foreign imports; the ability of PCT’s first commercial-scale recycling facility in Lawrence County, Ohio (the “Ironton Facility”) to be appropriately certified by Leidos (as defined below), following certain performance and other tests, and commence full-scale commercial operations in a timely and cost-effective manner, or at all; PCT’s ability to meet, and to continue to meet, the requirements imposed upon us and our subsidiaries by the funding for our operations, including the funding for the Ironton Facility and the Planned Facilities (as defined below); PCT’s ability to minimize or eliminate the many hazards and operational risks at our manufacturing facilities that can result in potential injury to individuals, disrupt our business, including interruptions or disruptions in operations at our facilities, and subject us to liability and increased costs; PCT’s ability to complete the necessary funding with respect to, and complete the construction of, the new polypropylene recycling facility in Thailand (the "Thailand Facility"), our first commercial-scale European plant located in Antwerp, Belgium (the "Belgium Facility"), and the purification facility to be built in Augusta, Georgia (the "Augusta Facility" and, together with the Thailand Facility and the Belgium Facility, the “Planned Facilities”) in a timely and cost-effective manner; PCT’s ability to procure, sort and process polypropylene plastic waste at our planned plastic waste prep facilities; PCT’s ability to maintain exclusivity under The Procter & Gamble Company license; the implementation, market acceptance and success of PCT’s business model and growth strategy, which includes our ability to bring a total of one billion pounds of installed polypropylene recycling capability online by 2030, and our ability to meet related construction, regulatory, and financing requirements; the ability to negotiate multi-year offtake agreements at appropriate margins to fund ongoing operations; the possibility that PCT may be adversely affected or potentially impacted by economic, business, and/or competitive factors, including interest rates, availability of capital, economic cycles, and other macro-economic impacts (such as tariffs); changes in the prices and availability of materials (such as steel and other materials needed for the construction of future Feed PreP and purification facilities), including those changes caused by inflation, tariffs and supply chain conditions, such as increased transportation costs, and our ability to obtain such materials in a timely and cost-effective manner; the ability to source feedstock with a high polypropylene content at a reasonable cost; the development of direct competitors in the recycled polypropylene segment that could impact the demand for PCT’s products; the outcome of any legal or regulatory proceedings to which PCT is, or may become, a party; geopolitical risk and changes in applicable laws or regulations; changes in the prices and availability of labor (including labor shortages), turnover in employees, and increases in employee-related costs; any business disruptions due to political or economic instability, pandemics, or armed hostilities (including the ongoing conflict between Russia and Ukraine and instability in the Middle East); and operational risks associated with the ability to operate the Ironton Facility and the Planned Facilities, as and when operative, at nameplate capacity.

PCT undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events.